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                                                                Exhibit 10.21


                 Burnham Pacific Properties, Inc.

               Phantom Shares Rescission Agreement


     WHEREAS Burnham Pacific Properties, Inc., a corporation organized under the laws of Maryland (the "Company), awarded to J. David Martin (the "Executive") a Phantom Shares Award as of August 1, 1999, covering the right to receive 66,667 Phantom Shares (the "1999 Award");

     WHEREAS the 1999 Award was subject to such terms and conditions as set forth in the Phantom Shares Agreement dated as of August 1, 1999, by and between the Company and the Executive;

     WHEREAS the 1999 Award was made to reward the Executive for his performance during 1999 as measured by the Company's financial results;

     WHEREAS the Executive believes that the Company's financial results for 1999 have not been, and are not expected to be, up to the level expected at the time the 1999 Award was granted and that had such financial performance been foreseen, the 1999 Award may not have been made;

     WHEREAS the Executive believes that in light of the foregoing it is in the best interests of the Company and the Company's stockholders to rescind the 1999 Award as described herein; and

     WHEREAS the Company is willing to agree to such rescission;


     NOW, THEREFORE, the Executive and the Company agree as follows:

     1. The 1999 Award is hereby rescinded in its entirety effective as of the date hereof.

     2. The Executive acknowledges that he has no further rights to the 1999 Award, and that he has not relied on any representations by the Company or any individual concerning the meaning of this Agreement or any matters relating to this Agreement.


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     3.   All underlying agreements representing the 1999 Award will be returned to the Company.

     Agreed to this 11th day of November, 1999 by and between the Company and the Executive.

                              BURNHAM PACIFIC PROPERTIES, INC.


                              By:    /s/ J. David Martin
                                 ----------------------------------
                                        J. David Martin

                              Title:  Chief Executive Officer
                                    -------------------------------


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